PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
Property and Equipment, Net
Schedule of Property and Equipment

	As of December 31,
	2018	2019
	RMB	RMB

Buildings	128,050	128,282
Capital lease of property	12,000	—
Motor vehicles	4,783	4,464
Office and computer equipment	67,555	63,685
Leasehold improvements	80,339	83,251
Sub-total	292,727	279,682
Less: accumulated depreciation	(126,794)	(122,219)
Total	165,933	157,463